EXHIBIT 99.2

           THIS DEBENTURE AND THE SHARES OF COMMON STOCK ISSUABLE UPON
        THE CONVERSION OF THIS DEBENTURE (COLLECTIVELY, THE "SECURITIES")
          HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS
        AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED OR SOLD IN
        THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S
         UNDER THE SECURITIES ACT) UNLESS IN ACCORDANCE WITH REGULATION
         S, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR PURSUANT
          TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS
           UNDER THE SECURITIES ACT. IN ADDITION, HEDGING TRANSACTIONS
             INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN
                       COMPLIANCE WITH THE SECURITIES ACT.

                  7% CONVERTIBLE DEBENTURE DUE OCTOBER 31, 2008


$1,500,000                                                     November 16, 1998
                                                              New York, New York

              FOR VALUE RECEIVED, ADVANCED VIRAL RESEARCH CORP., a Delaware corporation (the "undersigned" or the "Company"), hereby promises to pay to the order of RBB BANK AKTIENGESELLSCHAFT, at its offices located at Burgring 16, 8010 Graz, Austria or at such other place as the holder hereof shall designate to the undersigned in writing, in lawful money of the United States of America or in New York Clearing House Funds, the principal amount of One Million Five Hundred Thousand Dollars, and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) on the unpaid principal amount hereof at the rate of seven (7%) percent per annum. The undersigned promises to pay the said principal sum and interest as follows:

              Until this Debenture is completely retired the undersigned shall make payments of accrued interest on this Debenture on the first day of January and July in each year (commencing with January 1, 1999), computed at the rate of 7% per annum on the unpaid principal balance of this Debenture for the period from the date of this Debenture until the date of such interest payment. On October 31, 2008 the undersigned shall pay the holder all unpaid principal and interest on this Debenture.

              Interest on the indebtedness evidenced by this Debenture after default or maturity accelerated or otherwise shall be due and payable at the rate of ten (10%) percent per annum, subject to the limitations of applicable law.

              If this Debenture or any installment hereof becomes due and payable on a Saturday, Sunday or public holiday under the laws of the State of New York, the due date hereof shall be extended to the next succeeding business day and interest shall be payable at the rate of seven (7%)


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percent per annum during such  extension.  All  payments  received by the holder shall be applied first to the payment of all accrued interest payable hereunder.

              Subject to and in compliance with the provisions hereof, the holder shall have the right to convert all or a portion of the outstanding principal amount of this Debenture into such number of shares of Common Stock, par value $.00001 per share, of the Company ("Common Stock") (the shares of Common Stock issuable upon conversion of this Debenture are hereinafter referred to as the "Conversion Shares") as shall equal the quotient obtained by dividing
(x) the principal amount of this Debenture to be converted by (y) the Applicable Conversion Price (as hereinafter defined) and by surrender of this Debenture, such surrender to be made in the manner provided herein; provided, however, that the right to convert outstanding principal of this Debenture shall terminate at the close of business on the third calendar day preceding the date fixed for prepayment unless the Company shall default in making such prepayment.

          For purposes hereof the term "Applicable Conversion Price" shall mean the lesser of (q) $0.20 and (r) the product obtained by multiplying (i) the Average Closing Price (as hereinafter defined) by (iii) .72.

          For purposes hereof the "Average Closing Price" with respect to any conversion elected to be made by the holder shall be the average of the daily closing prices for the three consecutive trading days, as selected by the holder, out of the ten trading days immediately preceding the date on which the holder gives the Company a written notice of the holder's election to convert outstanding principal of this Debenture. The closing price on any trading day shall be (a) if the Common Stock is then listed or quoted on either the NASD Bulletin Board, the NASDAQ SmallCap Market or the NASDAQ National Market, the reported closing bid price for the Common Stock on such day or (b) if the Common Stock is listed on either the American Stock Exchange or New York Stock Exchange, the last reported sales price for the Common Stock on such exchange on such day.

          On the date notice is delivered in order to exercise its conversion right, the holder shall surrender this Debenture to the Company at its office, accompanied by written notice to the Company that the holder hereof elects to convert all or a specified portion of the outstanding principal of this Debenture (the "Conversion Notice"). Within five (5) business days after receipt of this Debenture and the Conversion Notice, the Company will pay to the holder all interest accrued on the principal amount of this Debenture to be converted to the effective date of conversion or, at the sole option of the Company, issue to the holder in lieu thereof such additional number of shares of Common Stock as shall equal the quotient obtained by dividing the total amount of accrued interest on the principal amount of this Debenture to be converted by the Applicable Conversion Price. Within five (5) business days after the surrender of this Debenture, as aforesaid, the Company shall cause its transfer agent to issue and deliver to such holder, or on its written order, a certificate or certificates without any restrictive legend thereon for the number of shares of Common Stock issuable upon the conversion hereof in accordance with the provisions of this Debenture, and any fractional interest in respect of a share of Common Stock arising upon such conversion shall be settled as hereinafter provided. If the Company fails to deliver to the holder a certificate or certificates for shares of Common Stock as aforesaid prior to the expiration of five (5) business days after receipt of the Conversion Notice and surrender to the Company of the Debenture, the Company


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shall  pay to  the  holder  a  penalty.  The  penalty  shall  be  $1,000  if the certificate or certificates are not delivered until the sixth business day after the delivery of the Conversion Notice and the penalty shall double every business day until the certificate or certificates are so delivered, but in no event shall such penalty exceed $100,000. For example, if the certificates are delivered on the eighth business day after delivery of the Conversion Notice and surrender of the Debenture the penalty shall be $4,000.

          If the entire outstanding principal amount of this Debenture is not converted, the Company shall also issue and deliver to such holder a new Debenture of like tenor in the principal amount equal to the principal which was not converted and dated the effective date of conversion. Each conversion shall be deemed to have been effected immediately prior to the close of business on the date on which this Debenture shall have been surrendered and such notice received by the Company as aforesaid, and the person or persons in whose name or names any certificate of certificates for shares of Common Stock shall be issuable upon such conversion shall be deemed to have become the holder or holders of record of the shares represented thereby at such time on such date. All shares of Common Stock delivered upon conversion of this Debenture will, upon delivery, be duly authorized, validly issued and fully paid and nonassessable. No fractional shares of Common Stock shall be issued upon conversion of this Debenture. Instead of any fractional share of Common Stock which would otherwise be deliverable upon the conversion of a principal of this Debenture the Company shall pay to the holder an amount in cash (computed to the nearest cent) equal to the Average Closing Price multiplied by the fraction of a share of Common Stock represented by such fractional interest.

              The issuance of certificates for shares of Common Stock upon any conversion of this Debenture shall be made without charge to the payee hereof for any tax or other expense in respect to the issuance of such certificates, all of which taxes and expenses shall be paid by the Company, and such certificates shall be issued only in the name of the registered holder of this Debenture.

              This Debenture has been issued pursuant to and shall be subject to all of the provisions of the Purchase Agreement. The payee is entitled to the benefits of the Purchase Agreement, and this Debenture may be prepaid as provided in the Purchase Agreement. Reference is made to Sections 7.2 and 7.3 of the Purchase Agreement with respect to certain rights of the holder to convert this Debenture into Common Stock upon receipt of a notice of prepayment.

              Upon the occurrence of any one or more of the events of default specified or referred to in the Purchase Agreement or in the other documents or instruments executed in connection therewith, all amounts then remaining unpaid on this Debenture may be declared to be immediately due and payable as provided in the Purchase Agreement.

              In the event that this Debenture shall be placed in the hands of an attorney for collection by reason of any event of default hereunder, the undersigned agrees to pay reasonable attorney's fees and disbursements and other reasonable expenses incurred by the payee in connection with the collection of this Debenture.


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              The  rights,  powers and  remedies  given to the payee  under this
Debenture shall be in addition to all rights, powers and remedies given to it by virtue of the Purchase Agreement, any document or instrument executed in connection therewith, or any statute or rule of law.

              Any forbearance, failure or delay by the payee in exercising any right, power or remedy under this Debenture, the Purchase Agreement, any documents or instruments executed in connection therewith or otherwise available to the payee shall not be deemed to be a waiver of such right, power or remedy, nor shall any single or partial exercise of any right, power or remedy preclude the further exercise thereof.

              No modification or waiver of any provision of this Debenture, the Purchase Agreement or any documents or instruments executed in connection therewith shall be effective unless it shall be in writing and signed by the payee, and any such modification or waiver shall apply only in the specific instance for which given.

              This Debenture and the rights and obligations of the parties hereto, shall be governed, construed and interpreted according to the laws of the State of New York, and the undersigned consents and agrees that the State and Federal Courts which sit in the State of New York, County of New York shall have exclusive jurisdiction of all controversies and disputes arising hereunder.

              The term "payee" as used herein shall be deemed to include the payee and its successors, endorsees and assigns.

              The undersigned hereby waives presentment, demand for payment, protest, notice of protest and notice of non-payment hereof.



                  By:   \s\ Shalom Hirschman
                     -----------------------------------------
                      Shalom Z. Hirschman, M.D., President and
                      Chief Executive Officer